Frequently Asked Questions 1) Why did the board of directors determine an updated estimated per share net asset value (“NAV”)? The board of directors of American Healthcare REIT, Inc. (“the Company”) determined an updated estimated per share NAV of its common stock in order to assist the broker-dealers that participated in our offering in meeting their customer account statement reporting obligations as required by the Financial Industry Regulatory Authority (“FINRA”). 2) Did the valuation include a portfolio premium or other adjustments to value? The valuation performed by Robert A. Stanger & Co. (“Stanger”), an independent third-party valuation firm, was conducted pursuant to industry guidelines that do not allow for the consideration of a portfolio premium or other adjustments that we would reasonably expect to accrue in a typical real estate transaction, nor did it include an enterprise value. 3) How was the updated estimated per share NAV determined? Stanger evaluated our property portfolio and calculated an updated estimated per share NAV of the Company’s common stock of $31.40 as of December 31, 2022. The audit committee of the board of directors, comprised solely of independent directors, engaged Stanger and reviewed its valuation analyses and report, and recommended an updated estimated per share NAV to the full board of directors. Based on the audit committee’s recommendation, the board of directors adopted the updated estimated per share NAV of $31.40. For a full description of the methodology and assumptions used to determine the updated estimated per share NAV, please see our Current Report on Form 8-K that we filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 17, 2023. 4) Why did the estimated per share NAV change? Real estate values fluctuate over time based on many factors. Property specific factors include the age of the property, demand for space and the financial stability of major tenants and to an even greater degree, broader market factors such as the continued impact on operations from COVID-19, inflation, prevailing interest rates and movements in capitalization rates also significantly impact values. In 2022, headwinds from powerful market factors negatively impacted our real estate values causing our estimated per share NAV to decrease. Higher capitalization rates, driven by interest rate movements, broadly and negatively impacted values across each of our property segments. Additionally, high inflation continues to impact operating performance; particularly for our senior housing operating properties (“SHOP”) and integrated senior health campuses (“ISHC”) segments, which account for approximately 54% of our total assets (before non-controlling interest adjustments and based on our most recent estimated per share NAV). While our SHOP and ISHC segments have experienced steady occupancy recovery, higher operating costs, largely due to inflation and labor challenges, partially offset the positive impacts of the occupancy recovery and put pressure on operating margins. Despite the broader market challenges that are impacting real estate values across all sectors, we remain confident in our portfolio and the resiliency of healthcare real estate. We are optimistic that our portfolio value will grow as inflation stabilizes and the interest rate environment improves. 5) What impact does the updated estimated per share NAV have on the distribution reinvestment plan (“DRIP”)? As previously announced, on November 14, 2022, our board of directors suspended the DRIP beginning with distributions declared for the quarter ended December 31, 2022. As a result of the suspension of the DRIP, unless and until our board of directors reinstates the DRIP, stockholders who are current participants in the DRIP were and will continue to be paid distributions in cash.

6) Why did the quarterly distribution payment change? Our board of directors elected to reduce the quarterly investor distribution from $0.40 per share to $0.25 per share in order to preserve our liquidity, better align distributions with available cash flows and position our company to achieve its long-term strategic goals. Interest rates have increased significantly since the beginning of 2022, with the Federal Funds Rate increasing from 0.08% as of January 2022 to 4.57% as of February 2023. Such rate increases have a direct impact on the interest costs associated with our floating rate debt and, in turn, on our cash flows, liquidity and ability to maintain a quarterly distribution level of $0.40 per share. The $0.25 per share quarterly distribution will begin with the quarter commencing January 1, 2023 to March 31, 2023, which will be paid to our stockholders of record as of April 4, 2023, on or about April 18, 2023. The quarterly distribution of $0.25 per share represents an annualized payment rate of $1.00 per share. 7) How will the share repurchase plan (“SRP”) change as a result of the updated estimated per share NAV? As previously announced, on November 14, 2022, our board of directors approved the suspension of our SRP effective with respect to all share repurchase requests beginning with the quarter ending December 31, 2022. All share repurchase requests, including requests resulting from the death or qualifying disability of stockholders, commencing with the quarter ended December 31, 2022, will not be processed, will be considered cancelled in full and will not be considered outstanding repurchase requests. There can be no guarantee that the DRIP and/or the SRP will be reinstated by the board of directors. 8) When will the updated estimated per share NAV be reflected on my quarterly customer account statement? Your quarterly customer account statement will reflect the $31.40 updated estimated per share NAV beginning with your first quarter of 2023 statement, which will be provided to you in April 2023. 9) Will the estimated per share NAV change? The board of directors has performed annual valuations of our property portfolio and has adjusted the estimated per share NAV accordingly. However, the board of directors may be required to reevaluate the estimated per share NAV sooner depending on any material events that impact the Company, its tenants, operators or assets. 10) What is the status of the Company’s proposed public offering and listing on the New York Stock Exchange? (“NYSE”)? On September 16, 2022, we filed a Registration Statement on Form S-11 with the SEC with respect to a proposed public offering by us of our shares of common stock in conjunction with a contemplated listing of our common stock on the NYSE. There can be no assurance as to when, or even if, we will be able to complete a public offering or successfully list its common stock on the NYSE. However, we cannot comment on a proposed offering or listing timing. Management will continue to monitor market conditions and prepare to execute on our strategic plan of delivering value to stockholders. 11) Who can I contact for additional information? Please contact our Investor Services department at 844-460-9414 should you have any questions. This frequently asked questions sheet contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to: the estimated per share NAV of our common stock and our future determinations thereof; the effects of the COVID-19 pandemic, including its effects on the healthcare industry, senior housing properties and skilled nursing facilities; the impact of increasing interest rates; management’s expectations regarding the performance of our business, distribution payments, liquidity and continued success; our ability to maximize shareholder value; our registration of a proposed public offering in conjunction with a listing on the NYSE; and our expectations regarding the DRIP and SRP. We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in the Securities Act and Exchange Act. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this frequently asked questions sheet. Any such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which we operate, and beliefs of, and assumptions made by, our management, and involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied therein, including, without limitation: (1) our strength and financial condition and uncertainties relating to the financial strength of our current and future real estate investments; (2) uncertainties relating to our ability to successfully pursue our strategic plan; (3) changes in economic conditions generally, including rising inflation, and the real estate market specifically; (4) the continuing adverse effects of the COVID-19 pandemic, including its effects on the healthcare industry, senior housing and skilled nursing facilities and the economy in general; (5) legislative and regulatory changes, including changes to laws governing the taxation of real estate investment trusts; (6) uncertainties about whether and when interest rates will continue to increase; (7) our ability to pay down, refinance, restructure or extend its indebtedness as it becomes due; (8) competition in the real estate industry; (9) uncertainties regarding changes in the Institute for Portfolio Alternatives’ practice guideline regarding valuations of publicly registered non-listed real estate investment trusts; and (10) any of the other risks included in our periodic reports as filed with the SEC. Except as required by law, we do not undertake any obligation to update or revise any forward- looking statements contained in this frequently asked questions sheet.